UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22312

ACAP Strategic Fund

(Exact name of registrant as specified in charter)

350 Madison Avenue, 9th Floor
New York, New York 10017

(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 9th Floor
New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-389-8713

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND
350 Madison Avenue, 9th Floor
New York, New York 10017

December 22, 2011

Re: ACAP Strategic Fund (the “Fund”)—Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended October 31, 2011

ACAP Strategic Fund

Financial Statements

For the Year Ended October 31, 2011

GrantThornton

Audit • Tax • Advisory

Grant Thornton LLP
60 Broad Street, 24th Floor
New York, NY 10004-2306

T 212.422.1000
F 212.422.0144
www.GrantThornton.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
ACAP Strategic Fund

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (the "Fund"), including the schedules of investments, securities sold, not yet purchased and swap contracts, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period March 1, 2010 (commencement of operations) through October 31, 2010, and the financial highlights (included in Note 13) for the year then ended and for the period March 1, 2010 (commencement of operations) through October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. Our procedures included confirmation of investments as of October 31, 2011, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACAP Strategic Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period March 1, 2010 (commencement of operations) through October 31, 2010, and the financial highlights for the year then ended and for the period March 1, 2010 (commencement of operations) through October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

Grant Thornton LLP

New York, New York
December 22, 2011

Grant Thornton LLP
U.S. member firm of Grant Thornton International Ltd

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2011
Assets
Investments in securities, at fair value (cost $349,279,430)	$372,337,513
Cash and cash equivalents (including Euros of $1,067,035, with a cost of $1,088,570, British Pounds Sterling of $(142,885), with a cost of $(140,866), and Hong Kong Dollars of $53,423, with a cost of $53,423)	37,283,126
Due to/from broker (including Euros of $89,473, with a cost of $89,710, British Pounds Sterling of $202,793, with a cost of $204,704, Hong Kong Dollars of $476,606, with a cost of $475,837, Swedish Krona of $2,671, with a cost of $2,737, and Japanese Yen of $2,156,924, with a cost of $2,201,837)	87,541,458
Receivable for investment securities sold	19,884,052
Net unrealized gain on swap contracts	1,452,344
Interest receivable	130,216
Dividends receivable	20,383
Other assets	19,369

Total assets	518,668,461

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $173,844,979)	161,742,837
Payable for investment securities purchased	20,338,641
Withdrawals payable	6,072,026
Accrued incentive fees	3,853,759
Management fees payable	545,106
Stock loan fees payable	364,386
Dividends payable on securities sold, not yet purchased..	183,586
Shareholders servicing fees payable	68,138
Professional fees payable	58,363
Administration fees payable	48,854
Custody fees payable	29,378
Accrued expenses	91,857

Total liabilities	193,396,931

Net Assets	$325,271,530

Net assets
Represented by:
Shares of beneficial interest—$0.001 par value; unlimited shares authorized; 29,223,252 shares issued and outstanding	$300,556,947
Accumulated net investment gain/(loss)	(20,162,895)
Accumulated net realized gain/(loss) of investment transactions, foreign currency transactions and swap contracts	8,331,061
Net unrealized gain/(loss) of investments, foreign currency and swap contracts	36,546,417

Net Assets	$325,271,530

Net asset value per share	$11.13

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

Shares		October 31, 2011 Fair Value

	Investments in Securities—114.47%
	Common Stock—114.47%
	Argentina—0.52%
	Retail—Restaurants—0.52%
72,700	Arcos Dorados Holdings Inc, Class A	$1,701,180

	Total Argentina (cost $1,632,041)	$1,701,180

	Bermuda—4.05%
	Semiconductor Components—Integrated Circuits—4.05%
940,300	Marvell Technology Group Ltd * (a)	13,154,797

	Total Bermuda (cost $14,746,845)	$13,154,797

	China—23.47%
	Advertising Sales—4.27%
511,000	Focus Media Holding Ltd * (a)	13,888,980

	B2B / E-Commerce—0.12%
79,756	ChinaCache International Holdings Ltd ADR *	400,375

	Computer Services—0.35%
96,900	VanceInfo Technologies Inc ADR *	1,125,009

	Consulting Services—0.56%
169,984	iSoftstone Holdings Ltd ADS * (a)	1,822,229

	Entertainment Software—0.36%
229,300	Shanda Games Ltd ADR *	1,167,137

	Hotels & Motels—0.63%
123,200	7 Days Group Holdings Ltd ADR * (a)	2,034,032

	Internet Content—Entertainment—3.26%
223,900	Netease.com Inc ADR * (a)	10,606,143

	Real Estate Management / Services—0.44%
182,000	E-House China Holdings Ltd ADS (a)	1,428,700

	Real Estate Operations / Development—1.27%
2,562,500	Longfor Properties	3,339,665
5,085,000	Powerlong Real Estate Holdings Ltd	785,834

		4,125,499

	Retail – Hypermarkets—0.64%
1,615,500	Sun Art Retail Group Ltd *	2,092,972

	Retail—Regional Department Stores—3.63%
4,635,000	Golden Eagle Retail Group Ltd	11,806,864

	Retail—Restaurants—1.73%
3,912,000	Ajisen China Holdings Ltd	5,642,550

	Schools—3.11%
341,300	New Oriental Education & Technology Group ADR * (a)	10,116,132

	Web Portals / ISP—3.10%
72,000	Baidu Inc ADR * (a)	10,092,960

	Total China (cost $74,850,384)	$76,349,582

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2011 Fair Value

	Common Stock (continued)
	Hong Kong—5.65%
	Agricultural Operations—0.57%
459,072	Le Gaga Holdings Ltd ADR * (a)	$1,873,014

	Alternative Waste Technology—0.95%
10,461,000	China Everbright International Ltd	3,085,086

	Audio / Video Products—0.00%
3,713	Skyworth Digital Holdings Ltd	2,003

	Metal Processors & Fabrication—0.32%
4,014,000	EVA Precision Industrial Holdings Ltd	1,049,378

	Retail—Apparel / Shoes—2.32%
8,208,000	Trinity Ltd	7,536,773

	Retail—Jewelry—1.49%
994,000	Chow Sang Sang Holdings International Ltd	3,123,451
391,000	Luk Fook Holdings International Ltd	1,714,559

		4,838,010

	Total Hong Kong (cost $22,354,700)	$18,384,264

	Israel—0.39%
	Networking Products—0.39%
34,800	EZchip Semiconductor Ltd *	1,267,764

	Total Israel (cost $1,138,564)	$1,267,764

	Netherlands—0.52%
	Computer Data Security—0.52%
36,990	Gemalto NV	1,701,039

	Total Netherlands (cost $1,683,832)	$1,701,039

	Singapore—2.61%
	Electronic Components – Semiconductors—2.61%
250,900	Avago Technologies Ltd (a)	8,472,893

	Total Singapore (cost $7,185,936)	$8,472,893

	United Kingdom—0.65%
	Apparel Manufacturers—0.65%
97,913	Burberry Group PLC	2,119,336

	Total United Kingdom (cost $2,003,130)	$2,119,336

	United States—76.61%
	Apparel Manufacturers—3.92%
132,500	Coach Inc	8,621,775
26,000	Ralph Lauren Corp	4,128,540

		12,750,315

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2011 Fair Value

	Common Stock (continued)
	United States (continued)
	Applications Software—7.20%
183,000	Quest Software Inc * (a)	$3,218,970
289,200	Red Hat Inc * (a)	14,358,780
44,000	Salesforce.com Inc *	5,859,480

		23,437,230

	Commercial Services – Finance—0.81%
94,400	FleetCor Technologies Inc * (a)	2,639,424

	Computer Aided Design—1.26%
235,900	Aspen Technology Inc *	4,090,506

	Computers—3.61%
29,000	Apple Inc * (a)	11,738,620

	Computers – Integrated Systems—0.68%
37,000	Teradata Corp *	2,207,420

	Computers – Memory Devices—8.82%
518,700	EMC Corp * (a)	12,713,337
97,800	NetApp Inc *	4,005,888
236,100	Sandisk Corp * (a)	11,963,187

		28,682,412

	Consulting Services—2.77%
256,600	Verisk Analytics Inc, Class A * (a)	9,019,490

	Decision Support Software—0.27%
118,500	DemandTec Inc *	895,860

	E-Commerce / Products—3.59%
54,700	Amazon.com Inc * (a)	11,678,997

	Electronic Components – Semiconductors—7.22%
111,700	Altera Corp (a)	4,235,664
123,900	Broadcom Corp, Class A	4,471,551
144,200	Omnivision Technologies Inc * (a)	2,351,902
268,900	Silicon Image Inc *	1,731,716
319,500	Xilinx Inc	10,690,470

		23,481,303

	Electronic Design Automation—6.04%
579,100	Cadence Design Systems Inc * (a)	6,410,637
493,600	Synopsys Inc * (a)	13,233,416

		19,644,053

	Enterprise Software / Services—4.64%
272,900	Ariba Inc * (a)	8,645,472
225,100	QLIK Technologies Inc *	6,431,107

		15,076,579

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2011 Fair Value

	Common Stock (continued)
	United States (continued)
	Internet Infrastructure Software—6.18%
30,300	F5 Networks Inc *	$3,149,685
586,500	TIBCO Software Inc *	16,943,985

		20,093,670

	Networking Products—1.10%
145,900	Juniper Networks Inc *	3,570,173

	Retail – Apparel / Shoes—0.56%
96,200	The Gap Inc	1,818,180

	Retail – Discount—3.38%
84,600	Costco Wholesale Corp	7,042,950
49,550	Dollar Tree Inc * (a)	3,962,018

		11,004,968

	Retail – Mail Order—1.38%
119,900	Williams-Sonoma Inc	4,501,046

	Semiconductor Components—Integrated Circuits—6.24%
245,400	Analog Devices Inc (a)	8,974,278
432,900	Maxim Integrated Products Inc (a)	11,324,664

		20,298,942

	Semiconductor Equipment—2.96%
105,700	Nanometrics Inc *	1,784,216
546,800	Teradyne Inc *	7,830,176

		9,614,392

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

Shares		October 31, 2011 Fair Value

	Transactional Software—1.94%
149,600	VeriFone Systems Inc *	$6,314,616

	Wireless Equipment—2.04%
279,800	Aruba Networks Inc * (a)	6,628,462

	Total United States (cost $223,683,998)	$249,186,658

	Total Common Stock (cost $349,279,430)	$372,337,513

	Total Investments in Securities (cost $349,279,430)—114.47%†	$372,337,513

	Other Liabilities in Excess of Assets—(14.47%) **	(47,065,983)

	Net Assets—100.00%	$325,271,530

(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.

*	Non-income producing security.

**	Includes $37,283,126 invested in a BNY Mellon Money Market Account, which is 11.46% of net assets and foreign currency with a U.S. Dollar value of $977,573, which is 0.30% of net assets.

ADR	American Depository Receipt

ADS	American Depository Share

†	Aggregate cost for federal income tax purposes is $352,229,193. The aggregate gross unrealized gain/(loss) for federal income tax purposes for all portfolio investments is as follows:

Excess of value of cost	$38,110,471
Excess of cost of value	(18,002,151)

$20,108,320

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

Investments in Securities – By Industry	October 31, 2011 Percentage of Net Assets (%)
Advertising Sales	4.27
Agricultural Operations	0.57
Alternative Waste Technology	0.95
Apparel Manufacturers	4.57
Applications Software	7.20
Audio / Video Products	0.00
B2B / E-Commerce	0.12
Commercial Services – Finance	0.81
Computer Aided Design	1.26
Computer Data Security	0.52
Computer Services	0.35
Computers	3.61
Computers – Integrated Systems	0.68
Computers – Memory Devices	8.82
Consulting Services	3.33
Decision Support Software	0.27
E-Commerce / Products	3.59
Electronic Components – Semiconductors	9.83
Electronic Design Automation	6.04
Enterprise Software / Services	4.64
Entertainment Software	0.36
Hotels & Motels	0.63
Internet Content – Entertainment	3.26
Internet Infrastructure Software	6.18
Metal Processors & Fabrication	0.32
Networking Products	1.49
Real Estate Management / Services	0.44
Real Estate Operations / Development	1.27
Retail – Apparel / Shoes	2.88
Retail – Discount	3.38
Retail – Hypermarkets	0.64
Retail – Jewelry	1.49
Retail – Mail Order	1.38
Retail – Regional Department Stores	3.63
Retail – Restaurants	2.25
Schools	3.11
Semiconductor Components – Integrated Circuits	10.29
Semiconductor Equipment	2.96
Transactional Software	1.94
Web Portals / ISP	3.10
Wireless Equipment	2.04

Total Investments in Securities	114.47%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

Shares		October 31, 2011 Fair Value

	Securities Sold, Not Yet Purchased–49.73%
	Common Stock–49.73%
	China—4.54% Airlines—0.13%
400,000	China Eastern Airlines Corp Ltd, Class H	$160,206
472,000	China Southern Airlines Co Ltd, Class H	269,280

		429,486

	Automobile / Truck Parts & Equipment – Replacement—0.27%
170,000	Weichai Power Co Ltd, Class H	870,251

	Commercial Banks – Non U.S.—0.11%
641,000	China Citic Bank, Class H	350,837

	Electric – Generation—0.27%
3,320,000	Datang International Power Generation Co Ltd, Class H	863,670

	Machinery – Construction & Mining—0.08%
271,000	Sany Heavy Equipment International Holdings Co Ltd	242,207

	Metal – Aluminum—0.34%
794,000	Aluminum Corp of China Ltd, Class H	443,781
49,900	Aluminum Corp of China Ltd ADR	663,171

		1,106,952

	Metal Processors & Fabrication—0.25%
2,457,200	China Zhongwang Holdings Ltd	822,759

	Real Estate Operations / Development—1.66%
1,544,000	Agile Property Holdings Ltd	1,425,690
2,182,000	Country Garden Holdings Co Ltd	879,544
2,426,400	Guangzhou R&F Properties Co Ltd, Class H	2,402,964
1,531,350	Sino-Ocean Land Holdings Ltd	692,214

		5,400,412

	Semiconductor Components – Integrated Circuits—0.01%
18,300	Semiconductor Manufacturing International Corp ADR	48,495

	Steel – Producers—0.30%
1,550,000	Angang Steel Co Ltd, Class H	966,130

	Telecommunication Equipment—0.15%
737,000	Foxconn International Holdings Ltd	501,141

	Web Portals / ISP—0.97%
38,900	Sina Corp	3,162,181

	Total China (proceeds $18,889,438)	$14,764,521

	Finland—0.43%
	Wireless Equipment—0.43%
206,400	Nokia OYJ ADR	1,389,072

	Total Finland (proceeds $1,384,683)	$1,389,072

	Germany—1.41%
	Airlines—0.49%
116,834	Deutsche Lufthansa AG	1,608,738

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2011 Fair Value

	Common Stock (continued)
	Germany (continued)
	Power Conversion / Supply Equipment—0.41%
21,851	SMA Solar Technology AG	$1,322,276

	Semiconductor Equipment—0.51%
115,525	Aixtron SE	1,648,400

	Total Germany (proceeds $7,893,404)	$4,579,414

	Hong Kong—1.10%
	Airlines—0.15%
272,000	Cathay Pacific Airways Ltd	500,914

	Airport Development / Maintenance—0.29%
2,092,000	Beijing Capital International Airport Co Ltd, Class H	951,032

	Auto – Cars / Light Trucks—0.22%
2,675,000	Geely Automobile Holdings Ltd	699,324

	Cellular Telecommunications—0.36%
24,700	China Mobile Hong Kong Ltd ADR	1,174,732

	Energy — Alternate Sources—0.03%
335,000	GCL Poly Energy Holdings Ltd	111,307

	Wireless Equipment—0.05%
171,000	Comba Telecom Systems Holdings Ltd	146,886

	Total Hong Kong (proceeds $4,164,787)	$3,584,195

	India—0.35%
	Computer Services—0.35%
107,900	Wipro Ltd ADR	1,128,634

	Total India (proceeds $1,496,619)	$1,128,634

	Japan—8.53%
	Audio / Video Products—2.38%
468,200	Panasonic Corp	4,857,774
305,000	Sharp Corp	2,875,044

		7,732,818

	Auto – Cars / Light Trucks—2.10%
78,700	Honda Motor Co Ltd	2,428,442
66,200	Toyota Motor Corp ADR	4,416,202

		6,844,644

	Building Products – Doors and Windows—0.55%
198,000	Asahi Glass Co Ltd	1,777,545

	Computers – Memory Devices—0.74%
57,000	TDK Corp	2,390,452

	Electronic Components – Miscellaneous—0.72%
41,400	Murata Manufacturing Co Ltd	2,354,786

	Machinery – Electrical—0.13%
139,000	Fuji Electric Holdings Co Ltd	415,363

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2011 Fair Value

	Common Stock (continued)
	Japan (continued)
	Office Automation & Equipment—0.84%
326,000	Ricoh Co Ltd	$2,730,160

	Photo Equipment & Supplies—1.07%
130,300	FUJIFILM Holdings Corp	3,258,640
8,400	Tamron Co Ltd	230,542

		3,489,182

	Total Japan (proceeds $31,313,199)	$27,734,950

	Netherlands—2.05%
	Printing – Commercial—1.04%
96,900	VistaPrint NV	3,383,748

	Semiconductor Components – Integrated Circuits—0.69%
124,700	NXP Semiconductor NV	2,240,859

	Semiconductor Equipment—0.32%
24,500	ASML Holding NV	1,027,285

	Total Netherlands (proceeds $5,484,494)	$6,651,892

	Singapore—0.66%
	Airlines—0.66%
229,000	Singapore Airlines Ltd	2,144,187

	Total Singapore (proceeds $2,186,577)	$2,144,187

	South Korea—0.83%
	Electronic Components – Miscellaneous—0.83%
270,600	LG Display Co Ltd ADR	2,722,236

	Total South Korea (proceeds $2,725,642)	$2,722,236

	Switzerland—0.79%
	Computers – Peripheral Equipment–0.79%
259,300	Logitech International SA	2,580,035

	Total Switzerland (proceeds $4,300,722)	$2,580,035

	Taiwan—1.50%
	Electronic Components – Miscellaneous—0.13%
95,400	AU Optronics Corp ADR	408,312

	Semiconductor Components – Integrated Circuits—1.37%
250,665	Advanced Semiconductor Engineering Inc ADR	1,107,939
251,600	Siliconware Precision Industries Co ADR	1,308,320
921,100	United Microelectronics Corp ADR	2,054,053

		4,470,312

	Total Taiwan (proceeds $5,520,978)	$4,878,624

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2011 Fair Value

	Common Stock (continued)
	United States—27.54%
	Advanced Materials / Products—0.18%
70,300	STR Holdings Inc	$601,065

	Airlines—0.20%
77,900	Delta Air Lines Inc	663,708

	Cable / Satellite Television—0.81%
41,300	Time Warner Cable Inc	2,630,397

	Cruise Lines—1.63%
92,300	Carnival Corp	3,249,883
69,500	Royal Caribbean Cruises Ltd	2,065,540

		5,315,423

	Data Processing / Management—0.65%
56,300	Pegasystems Inc	2,127,577

	Dialysis Centers—0.52%
24,200	DaVita Inc	1,694,000

	Electric – Integrated—3.49%
22,300	Consolidated Edison Inc	1,290,501
193,900	Duke Energy Corp	3,959,438
77,100	Northeast Utilities	2,665,347
105,700	Wisconsin Energy Corp	3,427,851

		11,343,137

	Electronic Components – Semiconductors—2.85%
121,400	Cree Inc	3,234,096
30,100	Diodes Inc	673,337
74,700	Microchip Technology Inc	2,701,152
86,700	Texas Instruments Inc	2,664,291

		9,272,876

	Electronic Forms—1.21%
134,100	Adobe Systems Inc	3,943,881

	Enterprise Software / Services—0.41%
29,500	Informatica Corp	1,342,250

	Food – Retail—2.10%
82,400	Kroger Co.	1,910,032
165,700	Safeway Inc.	3,209,609
211,600	SUPERVALU Inc.	1,697,032

		6,816,673

	Food – Wholesale / Distribution—0.57%
66,700	Sysco Corp.	1,848,924

	Human Resources—0.47%
165,300	Monster Worldwide Inc.	1,525,719

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

Shares		October 31, 2011 Fair Value

	Common Stock (continued)
	United States (continued)
	Internet Content – Information / Network—0.11%
35,000	Dice Holdings Inc.	$356,300

	Office Automation & Equipment—0.21%
33,100	Pitney Bowes Inc	674,578

	Recreational Centers—1.17%
87,900	Life Time Fitness Inc	3,791,127

	REITS – Apartments—0.77%
18,700	AvalonBay Communities Inc	2,500,003

	REITS – Diversified—1.87%
109,320	DuPont Fabros Technology Inc	2,272,763
212,100	Weyerhaeuser Co	3,813,558

		6,086,321

	Rental Auto / Equipment—0.95%
106,200	Hertz Global Holdings Inc	1,231,920
54,300	Rent-A-Center Inc	1,854,345

		3,086,265

	Retail – Apparel / Shoes—1.85%
59,300	The Buckle Inc	2,642,408
123,800	Urban Outfitters Inc	3,373,550

		6,015,958

	Retail – Computer Equipment—0.78%
99,200	GameStop Corp, Class A	2,536,544

	Semiconductor Components – Integrated Circuits—1.67%
121,100	Cypress Semiconductor Corp	2,314,221
96,800	Linear Technology Corp	3,127,608

		5,441,829

	Semiconductor Equipment—1.02%
55,100	Cabot Microelectronics Corp	2,122,452
44,400	Veeco Instruments Inc	1,185,036

		3,307,488

	Telecommunication Equipment—0.75%
72,700	Plantronics Inc	2,428,907

	Telecommunication Equipment – Fiber Optics—1.30%
296,300	Corning Inc	4,234,127

	Total United States (proceeds $88,484,436)	$89,585,077

	Total Common Stock (proceeds $173,844,979)	$161,742,837

	Total Securities Sold, Not Yet Purchased (proceeds $173,844,979)	$161,742,837

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

Securities Sold, Not Yet Purchased – By Industry	October 31, 2011 Percentage of Net Assets (%)
Advanced Materials / Products	0.18
Airlines	1.63
Airport Development / Maintenance	0.29
Audio / Video Products	2.38
Auto - Cars / Light Trucks	2.32
Automobile / Truck Parts & Equipment – Replacement	0.27
Building Products – Doors and Windows	0.55
Cable / Satellite Television	0.81
Cellular Telecommunications	0.36
Commercial Banks – Non U.S.	0.11
Computer Services	0.35
Computer – Memory Devices	0.74
Computer – Peripheral Equipment	0.79
Cruise Lines	1.63
Data Processing / Management	0.65
Dialysis Centers	0.52
Electric – Generation	0.27
Electric – Integrated	3.49
Electronic Components — Miscellaneous	1.68
Electronic Components – Semiconductors	2.85
Electronic Forms	1.21
Energy – Alternate Sources	0.03
Enterprise Software / Services	0.41
Food – Retail	2.10
Food – Wholesale / Distribution	0.57
Human Resources	0.47
Internet Content – Information / Network	0.11
Machinery – Construction & Mining	0.08
Machinery – Electrical	0.13
Metal – Aluminum	0.34
Metal Processors & Fabrication	0.25
Office Automation & Equipment	1.05
Photo Equipment & Supplies	1.07
Power Conversion / Supply Equipment	0.41
Printing – Commercial	1.04
Real Estate Operations / Development	1.66
Recreational Centers	1.17
REITS – Apartments	0.77
REITS – Diversified	1.87
Rental Auto / Equipment	0.95
Retail – Apparel / Shoes	1.85
Retail – Computer Equipment	0.78
Semiconductor Components – Integrated Circuits	3.74
Semiconductor Equipment	1.85
Steel – Producers	0.30
Telecommunication Equipment	0.90
Telecommunication Equipment – Fiber Optics	1.30
Web Portals / ISP	0.97
Wireless Equipment	0.48

Total Securities Sold, Not Yet Purchased	49.73%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Swap Contracts—0.45%
	Total Return Swap Contracts—0.45%
	Airlines—0.00%
$(507,778)	3/1/2012	China Airlines Limited	$(7,229)

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of China Airlines Limited in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.50%.

	Building & Construction—Miscellaneous—0.03%
2,065,155	11/14/2012	Multiplan Empreendimentos Imobiliarios SA	92,003

Agreement with Morgan Stanley, dated 11/12/2010 to receive the total return of the shares of Multiplan Empreendimentos Imobiliarios SA in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

	Capacitors—0.03%
(1,350,873)	3/6/2012	NIPPON CHEMI-CON CORP	11,104

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of NIPPON CHEMI-CON CORP in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(2,410,912)	3/1/2012	Taiyo Yuden Co Ltd	85,738

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Taiyo Yuden Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			96,842

	Chemicals—0.03%
(1,931,066)	3/6/2012	Hitachi Chemical Company Ltd	(4,668)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Hitachi Chemical Company Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(3,268,322)	3/6/2012	NITTO DENKO CORP	139,151

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of NITTO DENKO CORP in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Chemicals (continued)
$(1,138,206)	3/6/2012	Shin-Etsu Chemical Co Ltd	$(25,255)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Shin-Etsu Chemical Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			109,228

	Chemicals—Specialty—(0.01%)
1,311,650	3/2/2012	Soulbrain Co. Ltd	(38,843)

Agreement with Morgan Stanley, dated 03/05/2010 receive the total return of the shares of Soulbrain Co. Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 1.25%.

	Circuit Boards—0.01%
(854,912)	3/6/2012	IBIDEN CO LTD	35,425

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of IBIDEN CO LTD in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Computers—0.01%
(842,778)	3/1/2012	Acer Inc	16,463

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Acer Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.25%.

(1,191,339)	3/2/2012	Compal Electronics Inc	(10,551)

Agreement with Morgan Stanley, dated 03/04/2010 to deliver the total return of the shares of Compal Electronics Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.25%.

(576,797)	3/2/2012	Wistron Corporation	21,833

Agreement with Morgan Stanley, dated 03/04/2010 to deliver the total return of the shares of Wistron Corporation in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.44%.

			27,745

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Computers—Peripheral Equipment—0.00%
$(691,353)	3/2/2012	Chicony Electronics Co Ltd	$(7,720)

Agreement with Morgan Stanley, dated 03/04/2010 to deliver the total return of the shares of Chicony Electronics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.89%.

(54,326)	3/2/2012	HannsTouch Solution Inc	2,650

Agreement with Morgan Stanley, dated 03/04/2010 to deliver the total return of the shares of HannsTouch Solution Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 5.50%.

(806,020)	3/2/2012	Innolux Display Corp	(8,802)

Agreement with Morgan Stanley, dated 03/04/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.08%.

			(13,872)

	E-Commerce / Services—(0.02%)
2,046,853	3/6/2012	Rakuten Inc	(68,184)

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Rakuten Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.

	Electric Products—Miscellaneous—0.00%
(1,784,431)	3/1/2012	Casio Computer Co Ltd.	(19,432)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.63%.

(243,850)	3/1/2012	Funai Electric Co.	17,321

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Funai Electric Co in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.80%.

			(2,111)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Electronic Components—Miscellaneous—0.30%
$(3,212,652)	3/6/2012	DAINIPPON SCREEN MFG CO LTD	$68,293

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of DAINIPPON SCREEN MFG CO LTD in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(1,265,101)	3/6/2012	HOYA CORP	58,492

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of HOYA Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(4,683,993)	3/1/2012	Nippon Electric Glass Co	559,794

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Nippon Electric Glass Co in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(3,529,074)	3/2/2012	Samsung Electro-Mechanics Co Ltd.	154,573

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Samsung Electro-Mechanics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.11%.

(197,702)	3/6/2012	Silitech Technology Corp	986

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Silitech Technology Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.00%.

(3,231,508)	3/6/2012	TOSHIBA CORP	70,141

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of TOSHIBA CORP in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(562,786)	3/6/2012	TPK Holding Co Ltd	50,449

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of TPK Holding Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 20.00%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Electronic Components—Miscellaneous (continued)
$(498,390)	3/1/2012	Wintek Corp	$5,866

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Wintek Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.43%.

			968,594

	Electronic Components—Semiconductors—0.05%
(1,126,884)	3/1/2012	Elpida Memory Inc	10,775

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Elpida Memory Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.70%.

(269,420)	3/1/2012	Epistar Corp	10,034

Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Epistar Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.00%.

(726,250)	3/1/2012	Everlight Electronics Co Ltd	38,905

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Everlight Electronics Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.59%.

(4,607,027)	3/1/2012	MediaTek Inc	194,051

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of MediaTek Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.00%.

(1,563,336)	3/1/2012	Rohm Company Ltd	26,003

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Rohm Company Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(758,270)	3/1/2012	Shinko Electric Industries Co Ltd	25,842

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Shinko Electric Industries Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.07%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Electronic Components—Semiconductors (continued)
$(1,564,687)	3/1/2012	Sumco Corp	$(127,368)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Sumco Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			178,242

	Electronic Measuring Instruments—0.00%
(2,003,598)	3/6/2012	ADVANTEST CORP.	12,165

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of ADVANTEST CORP in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Finance—Investment Banker / Broker—0.00%
(2,007,976)	3/1/2012	Bolsas y Mercados Espanoles SA	(12,638)

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Bolsas y Mercados Espanoles SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 6.11%.

	Machine Tools & Related Products—(0.02%)
(1,196,978)	3/6/2012	Sandvik AB	(61,565)

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of Sandvik AB in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

	Machinery—Material Handling—0.01%
(460,362)	3/1/2012	Tsugami Corp	19,710

Agreement with Morgan Stanley, dated 07/27/2010 to deliver the total return of the shares of Tsugami Corp in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.24%.

	Metal Processors & Fabrication—(0.05%)
(1,807,740)	3/6/2012	Catcher Technology Co Ltd	(83,030)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Catcher Technology Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.63%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Metal Processors & Fabrication (continued)
$(2,280,261)	3/6/2012	SKF AB, Class B	$(89,044)

Agreement with Morgan Stanley, dated 03/03/2010 to deliver the total return of the shares of SKF AB, Class B in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

			(172,074)

	Photo Equipment & Supplies—(0.05%)
(2,544,892)	3/1/2012	Konica Minolta Holdings Inc	(111,842)

Agreement with Morgan Stanley, dated 03/04/2010 to deliver the total return of the shares of Konica Minolta Holdings Inc in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

(1,579,454)	3/6/2012	Largan Precision Co Ltd	(37,620)

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Largan Precision Co Ltd in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.23%.

			(149,462)

	Real Estate Operations / Development—0.00%
600,299	11/14/2012	Iguatemi Empresa de Shopping Centers SA	7,785

Agreement with Morgan Stanley, dated 11/08/2010 to receive the total return of the shares of Iguatemi Empresa de Shopping Centers SA in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.

	Retail—Restaurants—0.04%
4,641,259	3/1/2012	Gourmet Master Co Ltd	116,515

Agreement with Morgan Stanley, dated 03/01/2010 to receive the total return of the shares of Gourmet Master Co Ltd in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 1.18%.

	Semiconductor Components—Integrated Circuits—0.00%
11,764,800	3/1/2012	QUALCOMM Inc.	(513)

Agreement with Morgan Stanley, dated 03/01/2012 to receive the total return of the shares of QUALCOMM Inc in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

Notional Amount	Maturity Date		October 31, 2011 Unrealized Gain/(Loss)

	Total Return Swap Contracts (continued)
	Semiconductor Components—Integrated Circuits—(continued)
$(82,715)	3/6/2012	Realtek Semiconductor Corp	$1,334

Agreement with Morgan Stanley, dated 03/02/2010 to deliver the total return of the shares of Realtek Semiconductor Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate less 5.50%.

			821

	Web Portals / ISP—0.09%
18,644,658	3/1/2012	Google Inc, Class A	243,040

Agreement with Morgan Stanley, dated 03/02/2010 to receive the total return of the shares of Google Inc, Class A in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.

10,348,245	3/2/2012	NHN Corp	70,207

Agreement with Morgan Stanley, dated 03/03/2010 to receive the total return of the shares of NHN Corp in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.

			313,247

	Total Swap Contracts		$1,452,344

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

Swap Contracts – By Industry	October 31, 2011 Percentage of Net Assets (%)
Airlines	0.00%
Building & Construction – Miscellaneous	0.03%
Capacitors	0.03%
Chemicals	0.03%
Chemicals – Specialty	(0.01%)
Circuit Boards	0.01%
Computers	0.01%
Computers – Peripheral Equipment	0.00%
E-Commerce / Services	(0.02%)
Electric Products – Miscellaneous	0.00%
Electronic Components – Miscellaneous	0.30%
Electronic Components – Semiconductors	0.05%
Electronic Measuring Instruments	0.00%
Finance – Investment Banker / Broker	0.00%
Machine Tools & Related Products	(0.02%)
Machinery – Material Handling	0.01%
Metal Processors & Fabrication	(0.05%)
Photo Equipment & Supplies	(0.05%)
Real Estate Operations / Development	0.00%
Retail – Restaurants	0.04%
Semiconductor Components – Integrated Circuits	0.00%
Web Portals / ISP	0.09%

Total Swap Contracts	0.45%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended October 31, 2011
Investment Income
Dividends (net of foreign withholding tax of $22,012)	$1,680,744
Interest	1,163,866
Other	2,520

Total investment income	2,847,130

Expenses
Management fees	5,396,183
Incentive Fee	3,853,759
Stock loan fees	3,741,477
Dividends on securities sold, not yet purchased	2,933,071
Shareholder servicing fees	673,035
Professional fees	522,696
Administration fees	275,518
Offering cost	260,138
Custody fees	154,950
Transfer agent fees	100,690
Registration fees	89,867
Insurance expense	41,804
Trustees’ fees	35,750
Interest expense	2,523
Miscellaneous expense	268,423

Total expenses	18,349,884

Net investment loss	(15,502,754)

Realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Realized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Investment securities	(1,543,022)
Securities sold, not yet purchased	816,997
Foreign currency transactions	(238,618)
Total return swap contracts	9,442,179

Net realized gain/(loss) from investment activities, foreign currency transactions and swap contracts	8,477,536

Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	21,146,241
Net change in unrealized gain/(loss) of swap contracts	1,278,087

Net change in unrealized gain/(loss) from investment activities, foreign currency transactions, and swap contracts	22,424,328

Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	30,901,864

Net increase in net assets resulting from operations	$15,399,110

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2011	For the period March 1, 2010 (commencement of operations) through October 31, 2010
From operations:

Net investment loss	$(15,502,754)	$(4,660,141)
Net realized gain/(loss) from investment activities, foreign currency transactions and swap contracts	8,477,536	(146,475)
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	22,424,328	14,122,089

Net increase in net assets resulting from operations	15,399,110	9,315,473

From transactions in shares:

Net proceeds from sale of shares	169,900,370	144,355,051
Cost of shares repurchased	(12,080,160)	(1,618,314)

Net increase in net assets from transactions in shares	157,820,210	142,736,737

Net increase in net assets	173,219,320	152,052,210

Net assets at beginning of period	152,052,210	—

Net assets at end of period	$325,271,530	$152,052,210

Undistributed Net Investment Loss	$(20,162,895)	$(4,660,141)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding Shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its managing member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon is registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes, i.e., leverage its assets. The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of Shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $100,000, subject to reduction at the discretion of an investor’s broker, dealer or other financial intermediary, but not below $50,000. Minimum subsequent investments must be at least $10,000 (in each case, including a sales load if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with Sanders Morris Harris Capital Inc. and Mainsail Group, L.L.C. (each, an “Underwriter” and together, the “Underwriters”) or with brokers or dealers retained by the Underwriters to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,000,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires (hereafter referred to as “authoritative guidance”) the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the NYSE in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

Domestic exchange traded equity securities (other than options) other than those that trade on NASDAQ are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities sold short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities sold short) as reported by that exchange.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser under the supervision of the Board in accordance with authoritative guidance.

Debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security sold short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value, taking into account the aforementioned factors, pursuant to procedures adopted in good faith by the Board.

The Fund follows authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Fund recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended October 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The following is a summary of the inputs used, as of October 31, 2011, in valuing the Fund’s investments at fair value.

	Level 1	Level 2	Level 3	Balance October 31, 2011
Assets
Common Stock	$372,337,513	$—	$—	$372,337,513

Total Return Swaps	—	1,452,344	—	$1,452,344

Investments in securities, at fair value	$372,337,513	$1,452,344	$—	$373,789,857

Liabilities
Common Stock	$161,742,837	$—	$—	$161,742,837

Securities sold, not yet purchased, at fair value	$161,742,837	$—	$—	$161,742,837

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At October 31, 2011, $37,283,126 in cash equivalents were held in a BNY Mellon Money Market Account, including foreign currency with a U.S. Dollar value of $977,573. Amounts may at times exceed federally insured limits.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with authoritative guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At October 31, 2011, the Fund had no deferred tax liability.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

2. Significant Accounting Policies (continued)

e. Income Taxes (continued)

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

f. Due to/from Broker

Due to/from broker consists of U.S. dollar cash balances held at the Fund’s prime broker (Morgan Stanley & Co., Inc.). The Fund is charged interest on cash it borrows at agreed upon rates with its prime broker. The amount due from broker primarily represents receivables for funds held by the broker which result from proceeds of short sales and cash proceeds from the unwind of swap positions. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business.

g. Offering Costs

Initial offering costs incurred in connection with organizing the Fund amounted to $520,927 and were borne by the Fund and amortized over its first twelve months of operations. During the year ended October 31, 2011 the Fund amortized the remaining $260,138 in initial offering costs.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 2.00% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. During the year ended October 31, 2011, Management Fees totaled $5,396,183, of which $545,106 remains payable to the Adviser and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

4. Incentive Fee (continued)

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

Fiscal Period means each period ending on the Fund’s fiscal year-end, provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

During the year ended October 31, 2011, earned incentive amounted to $3,853,759, all of which remains payable and is included in the accompanying Statement of Assets and Liabilities.

5. Shareholder Servicing Fee

Under the terms of each distribution agreement with the Fund, the Fund pays ongoing shareholder servicing fees to the Underwriters to compensate them for providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. Each Underwriter may retain all or a portion of these payments. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.25% (on an annualized basis) of the net asset value of the Fund.

During the year ended October 31, 2011, Shareholder Servicing Fees amounted to $673,035. At October 31, 2011, $68,138 remains payable and is included in the accompanying Statement of Assets and Liabilities.

6. Administration Fee, Related Party and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses.

Pursuant to terms of Custody Agreement with the Fund, PFPC Trust Company assigned its rights and delegated its duties under the agreement to its affiliate, BNY Mellon, effective April 11, 2011. The Bank of New York Mellon serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

Sanders Morris Harris Capital Inc. and Mainsail Group, L.L.C. (previously defined as the “Underwriters”), underwriters under the federal securities laws, serve as co-underwriters of the Fund’s Shares on a best efforts basis. Pursuant to the terms of each underwriter’s distribution agreement with the

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

6. Administration Fee, Related Party and Other (continued)

Fund, each Underwriter may retain unaffiliated brokers or dealers (i.e. “Selling Agents”) to assist in the distribution of Shares. For the year ended October 31, 2011, the Underwriters received $50,054.

Each Independent Trustee receives an annual retainer of $10,000 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of- pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

8. Securities Transactions

Aggregate purchases and sales of investment securities for the year ended October 31, 2011, amounted to $513,709,159 and $309,710,980, respectively. Aggregate proceeds received and paid for securities sold, not yet purchased for the year ended October 31, 2011, amounted to $365,496,180 and $265,249,124, respectively.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33 1/3 percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Adviser expects that the Fund’s investment program will make frequent use of leverage.

For the year ended October 31, 2011, the average daily amount of such borrowings was $334,554 and the daily weighted average annualized interest rate was 0.75%.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

For the Year Ended October 31, 2011 Shares
Shares at the beginning of the period	14,383,697
Shares sold	15,932,616
Shares reinvested	—
Shares repurchased	(1,093,061)

Net increase (decrease)	14,839,555

Shares at the end of the period	29,223,252

As of October 31, 2011, the Investment Adviser and its affiliates own 10,001 shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is reflected on the Statement of Operations within these financial statements. The net change in unrealized gain/(loss) on swap contracts is reflected on the Statement of Operations and Schedule of Swap Contracts within these financial statements. The net change in unrealized gain/(loss) on foreign currency transactions is reflected on the Statement of Operations within these financial statements as a component of the net change in unrealized gain/(loss) from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non- investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

There was no activity of bonds and other fixed-income securities in the Fund during the year ended October 31, 2011.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail Shares of exchange-traded funds that are registered under the 1940 Act (“ETFs”) and retail Shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these Shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their Shares at net asset value in large blocks (typically 50,000 Shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchange and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail Shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

There was no activity of Exchange Traded Funds in the Fund during the year ended October 31, 2011.

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk (continued)

obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase Shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase Shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of Shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to fluctuate.

There was no activity of the above-mentioned investments in the Fund during the year ended October 31, 2011.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Total return swaps are where one party exchanges a cash flow indexed (on a long or short basis) to a non-money market asset (e.g., an equity security).

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities.

The average notional amounts of swap contracts was $82,309,914 during the year ended October 31, 2011, which is indicative of the volume of activity of swap contracts during the period.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

e. Call and Put Options on Individual Securities (continued)

investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities.

There was no activity of the above-mentioned investments in the Fund during the year ended October 31, 2011.

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized gain/(loss) from investment activities and foreign currency transactions on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

12. Federal Income Tax Information

At October 31, 2011, the aggregate cost and proceeds for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $352,229,193, and $172,264,885, respectively. For Federal income tax purposes, at October 31, 2011, accumulated net unrealized gain on portfolio investments was $20,108,320, consisting of $38,110,471 gross unrealized gain and $18,002,151 gross unrealized loss. The accumulated net unrealized loss on securities sold, not yet purchased, was $10,522,048, consisting of $18,202,430 gross unrealized gain and $7,680,382 gross unrealized loss. The difference between book basis and tax basis unrealized gain on portfolio investments and unrealized loss on securities sold, not yet purchased is attributable primarily to cumulative loss deferrals on wash sales and loss deferrals on unsettled short positions, respectively.

During the year ended October 31, 2011, taxable loss differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) offering costs; (3) deferred wash sales losses, and (4) recognition of unrealized gain/(loss) of swap contracts currently in taxable income. Listed below is a reconciliation of net increase in net assets resulting from operations to taxable loss for the fiscal year ended October 31, 2011.

Net increase in net assets resulting from operations	$15,399,110
Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	(21,146,241)
Book/tax difference due to deferred wash sales losses	2,066,339
Book/tax difference due to offering costs	260,138
Other book-tax differences	153,199

Taxable Loss(1)	$(3,267,455)

(1)

The Fund’s taxable loss is an estimate and will not be finally determined until the Fund files its tax return for the year ended October 31, 2011. Therefore, the final taxable income may be different than the estimate.

As of October 31, 2011, the components of net assets on a tax basis were as follows:

Accumulated undistributed net investment loss	$(1,452,344)
Accumulated net realized losses on investments	(4,529,857)
Accumulated unrealized gain from investment activities and foreign currency transactions	36,546,417
Paid-in capital	294,707,314

Total Net Assets	$325,271,530

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years ended October 31, 2010 and October 31, 2011, and has concluded that no provision for income tax is required in the Fund’s financial statements. During the year ended October 31, 2011, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (continued)

12. Federal Income Tax Information (continued)

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules including the unlimited carryover of future capital losses. In general, the provisions of the Act will be effective for the Fund’s fiscal year beginning after October 31, 2011.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—OCTOBER 31, 2011 (concluded)

13. Financial Highlights

	For the Year Ended October 31, 2011	For the Period March 1, 2010 (commencement of operations) through October 31, 2010
Net asset value per Share, beginning of period	$10.57	$10.00

Income from investment operations (a):
Net investment loss	(0.74)	(0.66)
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	1.30	1.23

Total income/(loss) from investment operations	0.56	0.57

Net asset value per Share, end of period	$11.13	$10.57

Total return—gross (b) (c) (e)	6.55%	7.32%
Total return—net (b) (c) (e)	5.30%	5.70%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	325,272	152,052
Average net assets (dollars in thousands), end of period	269,839	65,890
Ratio of expenses to average net assets (d) (e)	6.81%	9.81%
Ratio of expenses without incentive fee to average net assets (d) (e)	5.38%	6.27%
Ratio of incentive fee to average net assets (c) (e)	1.43%	3.54%
Ratio of expenses without incentive fee, dividend & interest expense and security trading related expenses to average net assets (d) (e)	2.86%	3.58%
Ratio of dividend and interest expense to average net assets (d) (e)	1.09%	1.17%
Ratio of security trading related expenses to average net assets (d) (e)	1.43%	1.52%
Ratio of net investment loss to average net assets (d) (e)	(5.75%)	(8.62%)
Portfolio turnover on investments in securities (c)	108%	148%
Average debt ratio (d)	0.12%	0.37%

(a)	Per Share amounts presented are based on monthly Shares outstanding throughout the period indicated.

(b)

Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	Annualized for periods of less than one year.

(e)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

14. Subsequent Events

Subsequent to October 31, 2011, and through December 22, 2011, the Fund had capital subscriptions of $46,751,185.

The Fund has evaluated the possibility of subsequent events existing in the Fund’s financial statements, and has determined that there are no material events that would require disclosure in the Fund’s financial statements.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending January 31 and July 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. For the year ended October 31, 2011, the Fund had no distributions.

Consideration and Approval of Investment Advisory Agreement

At a meeting held in person on September 26, 2011, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for the year beginning October 1, 2011. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to approve the Advisory Agreement.

In considering whether to approve the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser since the Board’s initial approval of the Advisory Agreement; (ii) the investment performance of the Fund and the Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) information on the profitability of the Adviser and its affiliates, including the Adviser’s managing member, Alkeon Capital Management, LLC (“Alkeon”), taking into account their cost of providing services, and (v) other benefits to the Manager from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

(a) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER.

The Trustees reviewed various presentations the Adviser provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon, in managing funds and accounts with similar strategies to those of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligation to provide oversight of third-party service providers; and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its

ACAP STRATEGIC FUND
Fund Management
(Unaudited)

financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as managing member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

(b) INVESTMENT PERFORMANCE OF THE FUND AND ADVISER

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by Adviser for those investment vehicles, such as the Fund, managed by Mr. Panayotis (“Takis”) Sparaggis, the portfolio manager of the Fund. The Trustees discussed Mr. Sparaggis’ more than fifteen years of experience employing alternative investment strategies. The Trustees also took account of the performance of a fund that has had substantially the same investment program as that of the Fund for a longer investment period, but which is not registered under the 1940 Act and, thus, would have had lower investment performance had it been subject to certain investment limitations imposed by applicable securities laws and the effect of the Fund’s higher fees and expenses. With respect to the Fund, the Trustees observed that the Fund’s investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio manager. Based on the foregoing, the Trustees concluded that the Fund benefited from the Adviser’s expertise and received high quality services.

(c) COST OF THE SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER FROM ITS RELATIONSHIP WITH THE FUND

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 2.00% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board considered the mechanics of the incentive fee, noting that it will continue to be paid at the close of the Fund’s fiscal year and each time the Fund conducts a share repurchase offer, although the fee paid in connection with a share repurchase offer would be limited to that portion of the incentive fee that is proportional to the Fund’s assets paid in respect of share repurchases. The Trustees further noted that any incentive fee is calculated and accrued daily as a liability of the Fund and thus is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with fees and expenses of other similar closed-end, continuously-offered single manager 1940 Act-registered products, as well as fees of other funds and accounts advised or sub- advised by Alkeon. Although the Fund’s expense ratio was higher than the median ratio of the peer group presented in the materials, the Board was satisfied that the proposed fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that the 2/20 management fee/incentive fee combination was a common fee structure charged by alternative fund managers such as the Adviser (or Alkeon). Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

(d) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE.

ACAP STRATEGIC FUND
Fund Management
(Unaudited)

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. Because the Fund’s assets had not significantly exceeded the estimates when the Advisory Agreement was originally approved, the Trustees did not consider that economies of scale had yet been realized sufficient to consider the effect, if any, on fees. The Trustees determined that they would revisit this issue as appropriate.

CONCLUSION.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved the Advisory Agreement for the year beginning October 1, 2011.

ACAP STRATEGIC FUND
Fund Management
(Unaudited)

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI).

Independent Trustees

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Brad L. Berman, 54	Trustee	Indefinite/Since Inception	Partner, Holland & Knight LLP (law firm); President, Liberian International Ship & Corporate Registry, LLC (ship & corporate registry)	None(1)	None
William F. Murphy, 53	Trustee	Indefinite/Since Inception	Trader, Bay Hill Capital Management, LLC (investment management firm) Senior Vice President, Derivative Trading, HSBC Bank, NA	None(1)	None
Jorge Orvananos, 43	Trustee	Indefinite/Since Inception	Analyst, HealthCor Partners Management, L.P. (private equity firm); Technical Strategist, Kingdon Capital Management, LLC (hedge fund sponsor firm)	None(1)	None

The address of each independent Trustee is 350 Madison Avenue, 9th Floor, New York, New York 10017.

*

“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. Currently, the Fund is not part of any “Fund Complex.”

(1)	Other than the Fund.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (continued)

Interested Trustees*

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Gregory D. Jakubowsky, 39	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, LLC (broker-dealer)	None(1)	None

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to his position as an officer of the Fund.

(1)	Other than the Fund.

ACAP STRATEGIC FUND
Fund Management
(Unaudited) (concluded)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Name and Age	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen
Gregory D. Jakubowsky, 39	President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management (investment management firm); Chief Executive Officer, Mainsail Group, LLC (broker-dealer)	None(1)
George Mykoniatis, 41	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management (investment management firm); Chief Compliance Officer, Mainsail Group, LLC (broker-dealer)	None(1)
A. Tyson Arnedt, 49	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since Inception

General Counsel, Alkeon Capital Management (investment management firm); General Counsel, Mainsail Group, LLC (broker-dealer); Chief Compliance Officer, SilverBay Capital Management LLC (investment managment firm); Independent Consultant; Chief Operating Officer, EIM Management (USA) Inc. (investment management firm);

None(1)

The address of each Officer is 350 Madison Avenue, 9th Floor, New York, New York 10017.

(1)	Other than the Fund.

ACAP STRATEGIC FUND
PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Tyson Arnedt at (212) 389-8713.

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the “Audit Committee”) and that he is “independent,” as defined by Item 3 of Form N-CSR.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $70,000 for 2011 and $65,000 for 2010.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are

$19,250 for 2011 and $3,250 for 2010. These services related to the review of the Registrant’s semi-annual, unaudited financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2010. This represents tax work related to annual audited financial statements.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $5,250 for 2010. These services related to the review of the Registrant’s semi-annual, unaudited financial statements.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non–audit services that the Registrant’s independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X because such services were pre-approved.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the ACAP Strategic Fund (the “Fund”) to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the Advisory Agreement. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Fund. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Fund) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’ voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund’s Vice President at (212) 389-8713 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company.

Accordingly, if the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

A.	if a proposal is addressed by the ISS Policies, the Adviser will vote in accordance with such policies;

B.	if the Adviser believes it is in the best interests of the fund to depart from the ISS Policies, the Adviser will be subject to the requirements of C or D below, as applicable;

C.

if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser’s own interest in the matter (i.e. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

D.

if the proxy proposal is (1) not addressed by the ISS Policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of a fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser’s Compliance Committee.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis (“Takis”) Sparaggis serves as the Fund’s Portfolio Manager and has served in that capacity since the Fund’s inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC (“Alkeon”), which is the managing member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. (“CIBC WM”) and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers (“OIA”), an investment management program offered by CIBC WM, and was then responsible for OIA’s MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

          As of October 31, 2011, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based_on Performance

Registered	1	$1,274,028,603	1	$1,274,028,603
Investment
Companies:
Other Pooled	10	$1,321,822,658	10	$1,321,822,658
Investment
Vehicles:
Other Accounts:	0	0	0	0

          Potential Conflicts of Interests

          The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, “Other Accounts”) may give rise to conflicts of interest that may disadvantage the Fund. The Fund has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Fund’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Fund, (ii) may have differing economic interests in respect of such activities, and (iii) may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund’s investments as in their judgment is necessary and appropriate.

          There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Fund’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Fund, or vice versa. In addition, Sanders Morris Harris Inc. (“SMH”) and Mainsail Group, L.L.C. (“Mainsail”), the Fund’s distributors, and their respective affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Adviser or its affiliates. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Fund, except that SMH or Mainsail may act as broker for, and impose usual and customary brokerage commissions on, the Fund in effecting securities transactions.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis’ compensation consists of periodic draws and the income from the profits of Alkeon, the managing member of the Adviser, derived by him as its controlling principal. The level of Alkeon’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

As of October 31, 2011, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account the Mr. Sparaggis’ position as controlling principal of the Adviser’s managing member.)

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky

Gregory D. Jakubowsky, President and Principal Executive Officer (principal executive officer)

Date	January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky

Gregory D. Jakubowsky, President and Principal Executive Officer (principal executive officer)

Date	January 6, 2012

By (Signature and Title)*	/s/ George Mykoniatis

George Mykoniatis, Treasurer and Principal Financial Officer (principal financial officer)

Date	January 6, 2012

*	Print the name and title of each signing officer under his or her signature.